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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 21, 2012, relating to the financial statements and financial highlights which appear in the October 31, 2012 Annual Report of the Acadian Emerging Markets Portfolio and Acadian Emerging Markets Debt Fund (two of the funds constituting Advisors' Inner Circle Fund), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm", "Financial Highlights" and "Statement of Additional Information" in such Registration Statement.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2013

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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 21, 2012, relating to the financial statements and financial highlights which appear in the October 31, 2012 Annual Report of the AIG Money Market Fund (one of the funds constituting Advisors' Inner Circle Fund), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm", "Financial Highlights" and "Statement of Additional Information" in such Registration Statement.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2013

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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 21, 2012, relating to the financial statements and financial highlights which appear in the October 31, 2012 Annual Report of the ICM Small Company Portfolio (one of the funds constituting Advisors' Inner Circle Fund), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm", "Financial Highlights" and "Statement of Additional Information" in such Registration Statement.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2013

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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 21, 2012, relating to the financial statements and financial highlights which appear in the October 31, 2012 Annual Report of the Loomis Sayles Full Discretion Institutional Securitized Fund (one of the funds constituting Advisors' Inner Circle Fund), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm", "Financial Highlights" and "Statement of Additional Information" in such Registration Statement.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2013

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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 21, 2012, relating to the financial statements and financial highlights which appear in the October 31, 2012 Annual Report of the McKee International Equity Portfolio (one of the funds constituting Advisors' Inner Circle Fund), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm", "Financial Highlights" and "Statement of Additional Information" in such Registration Statement.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2013

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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 21, 2012, relating to the financial statements and financial highlights which appear in the October 31, 2012 Annual Report of the Rice Hall James Micro Cap Portfolio, Rice Hall James Small Cap Portfolio and Rice Hall James Mid Cap Portfolio (three of the funds constituting Advisors' Inner Circle Fund), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm", "Financial Highlights" and "Statement of Additional Information" in such Registration Statement.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2013

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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 21, 2012, relating to the financial statements and financial highlights which appear in the October 31, 2012 Annual Report of the TS&W Fixed Income Portfolio and TS&W Equity Portfolio (two of the funds constituting Advisors' Inner Circle Fund), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm", "Financial Highlights" and "Statement of Additional Information" in such Registration Statement.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2013

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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 21, 2012, relating to the financial statements and financial highlights which appear in the October 31, 2012 Annual Report of the United Association S&P 500 Index Fund (one of the funds constituting Advisors' Inner Circle Fund), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm", "Financial Highlights" and "Statement of Additional Information" in such Registration Statement.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 28, 2013